Exhibit 99.1

2004 Shareholders Meeting

Kenneth Neilson

Chairman,President & CEO

James Nall

Executive Vice President Chief Financial Officer

Hudson United – Earnings Power 2004 Q1

EPS Per Diluted Share $ 0.69

NIM 4.25%

Non-Interest Income 31%

ROA 1.54%

ROE 26.51%

Hudson United—Balance Sheet March 31, 2004

(Millions)

12 Month

Mar. 31, 04 % Change

Total Assets 7,973 2.1

Stockholders’ Equity 493 15.2

Loans 4,602 8.0

Non-Interest Bearing 1,293 1.3

Deposits

Interest Bearing Deposits 4,950 0.9

Capital Ratio Growth*

3/04 3/03

BV/ Share $ 10.99 $ 9.61

Tier II 14.56% 13.48%

Tier I 9.63% 8.14%

Leverage 6.86% 5.83%

Trust Preferred 24% 23%

* Capital Ratios are Preliminary

Key Elements for Success:

An Attractive Deposit Mix

Core Deposits as        % of Deposits

70%

21% Non Interest Checking

49% Now/Savings/MMDA

03/04

Deposits as        % of Assets

78%

03/04

Cost of Deposits in Q1 2004 of 0.78%

Favorable EPS Growth

(diluted earnings per share)

$0.46 $0.49 $0.51 $0.54

2001

$0.93 $0.56 $0.60 $0.63

2002

$0.63 $0.65 $0.68 $0.55

2003

$0.69 $0.70 $0.73 $0.74

2004

* Estimates are derived from SNL Financial and First Call. The use of these estimates does not imply that Hudson has adopted any of these estimates. Hudson did indicate comfort with a range within the 2004 estimate for the entire year in its fourth quarter press release.

Dividend Growth – Annual Dividends Paid

Adjusted for Stock Splits and Stock Dividends

10 Year Compound Dividend Growth of 21%

$0.19 1994

$0.48 1995

$0.57 1996

$0.65 1997

$0.78 1998

$0.88 1999

$0.91 2000

$1.01 2001

$1.10 2002

$1.18 2003

$1.32* 2004

Current Dividend Yield 3.5%

( based on stock price as of 4/5/2004 of $38.00)

* March 2004 annualized

Total Shareholder Return

Twelve Months Ended March 31, 2004

28%

4%

Dividends

24%

Price Appreciation

Primary Strategies for 2004

• Increasing Our Share of Business With Our Existing Customers

- targeting market areas with the greatest potential for growth

• We Will Consider Acquisitions to Supplement Internal Growth

- if they add customer relationships—if they add product capabilities

- if we believe that they will be accretive to EPS

• Attracting New Individuals and Businesses to HUB

- taking advantage of market disruptions due to mergers and acquisitions

- initiatives to strengthen image and awareness of Hudson United Bank

- offering highly competitive deposit products

Forward-Looking Information

Today’s presentation does contain forward-looking statements regarding the financial condition, results of operations and business of Hudson. Those statements are not historical facts and may include expressions about Hudson’s confidence and strategies, management’s expectations about earnings, new and existing programs and products, relationships, opportunities, technology and market conditions.

These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results the forward-looking statements contemplate. Written information concerning factors that could cause results to differ materially from the results the forward-looking statements contemplate can be found in Hudson’s press release on its first quarter 2004 earnings, Hudson’s Form 10K for the year ended December 31, 2003, as well as in Hudson’s other recent SEC filings. Hudson assumes no obligation for updating its forward-looking statements at any time.

This presentation contains certain selected financial information of Hudson United Bancorp. More complete financial information is available on the SEC’s website at www. sec.gov and at Hudson’s website at www.hudsonunitedbank.com.

National Lines of Business

Shoppers Charge

Project Finance

Flatiron

SHOPPERS CHARGE ACCOUNTS CO.

“A Full-Service Private Label Credit Provider”

Thomas Nelson

President SCA

Executive Vice President HUB

Shoppers Charge Accounts Co.

• A full-service private label credit provider to retailers.

• Provides credit marketing programs to increase each store’s sales and profitability.

• Understands dedicated, professional employees supported by advanced technology, metrics, and service standards form the basis for success.

The SCA Team

“Our Industry Experienced Executive Team Remains In Place”

SCA Management:

• Experience Averaging 18 Years in the Private Label Credit Card Industry.

• Provides Stability with an Average of 7.5 Years of Employment with SCA.

• Held Executive Positions with Industry Leaders:

- Sears

- Macy’s

- Federated

- May Company

- Transamerica Finance SCA Staffing:

• Total Employees: 147

•        % Part-time: 46%

A NATIONAL FRANCHISE

“Growth through high-touch customized service, marketing and fair pricing”

• Established in 1937

• Acquired by Hudson United Bank—1994

- Total Cardholder Loans: $50m

- Private label Ranking—18th

• Today:

- Cardholder Loans $320mm

- 6th Largest Provider Nationally;

(CitiGroup; GE; Household; Alliance Data; Wells Fargo)

- 19th Largest Owner of Retail Receivables Nationally

- National Name Recognition

A NATIONAL FRANCHISE

• 110 Active Merchants:

- 57 Apparel Retailers

- 31 General Merchandise Retailers, including:

Lawn and Garden

Musical Instruments

Automobile Parts

Appliances and Small Electrics

- 21 Jewelry Retailers

- 1 Full-Line Department Store

• Key Merchants: Tenure 6 Years plus…High Retention Rate

• 10,000 Store Locations

• Merchants in All 50 States

A NATIONAL FRANCHISE

• Cardholders in all 50 States

• 473,000 Cardholder Accounts with Balances

• High Quality Cardholder Base—Average Credit Score 700+

• High Revenue Yields—Good Delinquency, Bad Debt and Expense Performance

• State of the Art, Fully Integrated, Credit Operating System

• Strict Adherence to Service Standards and Metrics

A NATIONAL FRANCHISE

Sales Strategy

• Nationwide Coverage.

• Buy Portfolios and Manage Credit Business or will start a credit card program.

Opportunity

• Retail Outlook Positive.

• Retailers continue to move to Private Label Companies for their Marketing and Credit Needs.

• Our New Business Pipeline is Full!

Among Our Merchants

The Company We Keep

More Than 3,000 Dealers Nationwide Lawn & Garden

Over 500 Franchises Nationwide Appliances & Small Electrics

5 “Concept” Stores and Growing Appliances & Small Electrics

180-Outlet Stores Nationwide Womens’ Apparel

A Division of Liz Claiborne 85 Stores Nationwide Young Mens’ and Womens’ Sportswear

A Division of Liz Claiborne 30 Stores Nationwide Womens’ Large Size Apparel

Among Our Merchants

The Company We Keep

Catalog Company 95 Years Old Women’s Apparel

20 Boutique & Outlet Stores Nationwide Mens’ and Womens’ Sportswear

National Distributor of Adjustable Beds

65-Outlet Stores Nationwide Tabletop and Pottery

N.J. Based – 78 Stores Womens’ Apparel

18 U.S. Boutiques World Renowned Jeweler

Among Our Merchants

The Company We Keep

34-Store Regional Jeweler

- Southeast

Over 200 Stores Nationwide Automobile Parts & Service

45 Southwestern Locations Full-Line Department Store

Multi-Media Retailer of “Space Age” Mattresses

MARKETING PROGRAMS

“Working with our stores”

All Merchants Assigned a Marketing/Relationship Executive

“Fast App”—Instant Credit at P.O.S.

Deferred Billing Programs

Frequent Shopper Rewards (Prestige Points)

Inactive and Activation Statement Mailings

Statement Messages/Inserts

Website application processing

Merchant Loans—via the Bank

Credit Insurance—Cardholder Base

Gift Cards

Across The Nation

Project Finance

Jerome Peters Senior Vice President

HUB Project Finance Portfolio Diversity by Geographic Location

Wind Pipeline Bio Fuels Rail Cars Landfill Gas Hydro Thermal Chemical Processing Biomass Gas Cogen HVAC

Hudson United Bank Project Finance Lending Sector

• Product: Secured Loans to 15 years

• Portfolio Size: $243 MM (including commitments)

• Focus: Energy Sector/Renewable Energy

– Hydro, Wind, Geothermal, Landfill Gas, Solar

• Pricing: Floating rate spreads providing superior ROA & ROE

• Cross Sell: Deposits, Trust, Insurance, L/C’s

• Efficiency: 6 Group Members Total

HUB Project Finance Product Features

• Products Include: Construction & Term Loans, Working Capital and LOC Facilities

• Borrower is a Stand Alone Project

• Sells Output to Investment Grade Off-taker Pursuant to Long Term Contracts

• Major Operating Costs are Fixed

• HUB has Pledge of all Project Assets

• HUB Controls all Cash

HUB Project Finance Portfolio

Technology Diversity by Investment

WIND 6%

LANDFILL GAS 21%

HVAC 2%

THERMAL ENERGY PLANT 9%

BIO-MASS 5%

BIO-FUELS 10%

HYDRO 2%

RAIL CARS 4%

PIPELINE 10%

GAS FIRED COGEN 27%

CHEMICAL PROCESSING 4%

HUB Project Finance Portfolio

Off-Taker Credit Diversity

Non-Utility 44%

Southern California Edison 8%

Puget Sound Energy 5%

Pacific Gas & Electric 5%

Carolina Power & Light 5%

Middlesex County Utility Authority 13%

NY State Electric and Gas 11%

PECO Energy 5%

San Diego Gas and Electric 2%

Virginia Electric and Power 2%

9 separate Non-Utility Off-Takers

Why Focus on Renewable Energy?

• Fastest Growing Energy Sector since 1999

• Significant Government and Community Support for “Green” Energy Projects

• Reliable Cash Flow from Projects

• Optimal Loan Size for HUB with Minimal Competition = Superior LIBOR Spreads + Significant Fee Income

• Environmental Goodwill Accrues to HUB

Robert Pinkerton Chief Executive Officer

Flatiron Credit Company, Inc.

• 7th largest insurance premium finance company in United States

• Headquartered in Denver, Colorado

• 69 Employees

• De Novo start up by founding managers (Robert Pinkerton and Bruce Lundy) in 1995

• National business with loans in all 50 states

• Loan portfolio totaled approximately $250 million at December 31, 2003

• Purchase of Flatiron Credit Company completed October 31, 2003 and refinanced debt reducing interest cost from 2.79% to 1.17%

Complementary to Hudson United Bank’s motto of

“BIG ENOUGH TO DELIVER, SMALL ENOUGH TO CARE”

Direct Insurance Premium Finance

Secured commercial lender to small to medium sized businesses

• Flatiron helps companies spread the high cost of property and casualty insurance premiums over time

• Loans are short-term, usually 8 to 10 months for annual policies

• Secured by the unamortized insurance premium

• Insurance company cancels policy upon a Flatiron notice of payment default by the borrower

• Loans marketed through unaffiliated independent insurance agents

• Flatiron has approximately 30,000 direct loans

• Originated through 3,000 producing independent insurance agents

Secured Commercial Lending

Secured commercial lending to premium finance companies

• Revolving loans secured by client’s portfolio of premium finance loans

• Clients portfolios range in size from $1 million to $15 million

• Collateral monitored by Flatiron Loan Administration utilizing proprietary loan tracking system

• 70-90% collateral advance rate transfers first-loss risk to originator client

• Produces rates of Prime + 1% and portfolio diversification

• Portfolio totals $32 million at December 31, 2003

Portfolio Growth

Portfolio Outstanding at December 31,

Portfolio Compound annual growth rate – 29%

($            in millions)

National Scope of Business


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
MD
DE

Flatiron Licensed Nationally

Regional Office ★ Headquarters ☆

	0-1%		1-2%		2-3%	3.79%	LA
11.77%	NY	14.42%	CA	20.21%	TX	20.39%	FL

HUDSON UNITED BANCORP HUB

Diverse Portfolio Characteristics

More than 91% of the insurance companies with which Flatiron conducts business are rated “Investment Grade” by Standard & Poors.

Insurance Rating Summary

(Receivables $250MM as of 12/31/03)

AAA 17%

AA+ 1.0%

AA 7.0%

AA- 6.0%

A+ 15.0%

A- 6.0%

BBB+ 3.0%

BBB 5.0%

AMBest A- or better 11.0%

Non Investment Grade 9%

Flatiron Credit Company, Inc.

2004 Focus

• Grow portfolio by adding quality Producers and providing value added service

• Maintain ease of use and high quality servicing with fastest turn around of premium finance loans to producing insurance agents

• Continue successful management of portfolio credit quality

• Continue expanding geographic marketing coverage

2004 Shareholders Meeting

2004 Shareholders’ Meeting

Thank You for Coming